-----------------------------
                          COASTAL FINANCIAL CORPORATION
                          -----------------------------




                                DECEMBER 17, 2004



Dear Shareholder:

     You are cordially invited to attend the annual meeting of Shareholders of Coastal Financial Corporation. The meeting will be held at the Ocean Reef Resort (the former Myrtle Beach Martinique Resort Hotel), 7100 N. Ocean Boulevard, Myrtle Beach, South Carolina, on Tuesday January 25, 2005 at 2:00 p.m., Eastern Standard Time.

     The Notice of Annual Meeting and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation. Directors and Officers of the Corporation, as well as a representative of KPMG LLP, the Corporation's independent auditors, will be present to respond to appropriate questions of Shareholders.

     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the meeting.


                                    Sincerely,



                                    Michael C. Gerald
                                    President and
                                    Chief Executive Officer

                          COASTAL FINANCIAL CORPORATION
                                 2619 OAK STREET
                       MYRTLE BEACH, SOUTH CAROLINA 29577
                                 (843) 205-2000

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

--------------------------------------------------------------------------------

     The annual meeting of Shareholders of Coastal Financial Corporation ("Corporation") will be held at the Ocean Reef Resort (the former Myrtle Beach Martinique Resort Hotel), 7100 N. Ocean Boulevard, Myrtle Beach, South Carolina, on Tuesday, January 25, 2005, at 2:00 p.m., Eastern Standard Time, for the following purposes:

     1.   To elect two directors of the Corporation;

     2. To transact any other business that may properly come before the meeting.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Shareholders of record at the close of business on November 30, 2004 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

     Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.


                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    Susan J. Cooke
                                    Corporate Secretary


Myrtle Beach, South Carolina
December 17, 2004


IMPORTANT: The prompt return of proxies will save the Corporation the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

                                 PROXY STATEMENT
                                       OF
                          COASTAL FINANCIAL CORPORATION

--------------------------------------------------------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                January 25, 2005

--------------------------------------------------------------------------------

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Coastal Financial Corporation ("Coastal Financial" or "Corporation") to be used at the Annual Meeting of Shareholders of the Corporation. The Corporation is the holding company for Coastal Federal Bank. The meeting will be held at the Ocean Reef Resort (the former Myrtle Beach Martinique Resort Hotel), 7100 N. Ocean Boulevard, Myrtle Beach, South Carolina, on Tuesday January 25, 2005 at 2:00 p.m., Eastern Standard Time. This Proxy Statement and the enclosed proxy card are being first mailed on or about December 17, 2004 to Shareholders of record.

--------------------------------------------------------------------------------

                           VOTING AND PROXY PROCEDURE

--------------------------------------------------------------------------------

Who Can Vote at the Meeting

     You are entitled to vote your Coastal Financial common stock if the records of the Corporation show that you held your shares as of the close of business on November 30, 2004. As of the close of business on that date, a total of 15,935,823 shares of Coastal Financial's common stock were outstanding. Each share of common stock has one vote. As provided in the Corporation's Certificate of Incorporation, record holders of the Corporation's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Corporation's outstanding shares are not entitled to any vote with respect to the shares held in excess of the 10% limit.

Attending the Meeting

     If you are a beneficial owner of Coastal Financial common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Coastal Financial common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee which holds your shares.

Vote Required

     The meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented for the transaction of business at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected up to the maximum number of directors to be elected at the meeting. The maximum number of directors to be elected at the meeting is two. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

Voting by Proxy

     This proxy statement is being sent to you by the Board of Directors of Coastal Financial for the purpose of requesting that you allow your shares of Coastal Financial common stock to be represented at the meeting by the persons named in the enclosed proxy card. All shares of Coastal Financial common stock represented at the meeting by properly executed and dated proxies will be voted in accordance with the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Corporation's Board of Directors.

     If any matters not described in this proxy statement are properly presented at the meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the meeting is postponed or adjourned, your Coastal Financial common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Corporation does not know of any other matters to be presented at the meeting.

     You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Corporation in writing before your shares have been voted at the meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the meeting will not in itself constitute revocation of your proxy.

     If your Coastal Financial common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement for further information regarding telephone and Internet voting. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

--------------------------------------------------------------------------------

                              CORPORATE GOVERNANCE

--------------------------------------------------------------------------------

     The Corporation periodically reviews its corporate governance policies and procedures to ensure that the Corporation meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern its operations. As part of this periodic review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Corporation.

Code of Business Conduct

     The Corporation has adopted a Code of Business Conduct that is designed to ensure that the Corporation's directors, executive officers and Associates meet the highest standards of ethical conduct. The Code of Business Conduct requires that the Corporation's directors, executive officers and Associates avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Corporation's best interest. Under the terms of the Code of Business Conduct, directors, executive officers and Associates are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Business Conduct.

     As a mechanism to encourage compliance with the Code of Business Conduct, the Corporation has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Business Conduct also prohibits the Corporation from retaliating against any director, executive officer or Associate who reports actual or apparent violations of the Code of Business Conduct.

--------------------------------------------------------------------------------

                                 STOCK OWNERSHIP

--------------------------------------------------------------------------------

     The following table provides information, as of November 30, 2004, about the shares of Coastal Financial common stock that may be considered to be beneficially owned by each person known to the Corporation to beneficially own more than 5% of its outstanding common stock, each Named Executive Officer (as defined in footnote 3 to the table), each director or nominee for director of the Corporation and by all directors and executive officers of the Corporation as a group. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown. A person may be considered to beneficially own any share of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.


                                                                       Number of Shares
                                             Number of               That May Be Acquired              Percent of
                                           Shares Owned               Within 60 Days By               Common Stock
                                        (Excluding Options) (1)       Exercising Options             Outstanding (2)
                                        ------------------            ------------------             ---------------

Named Executive Officers (3)

Michael C. Gerald, President, Chief         148,176                         240,610                       2.40
   Executive Officer and Director

Jimmy R. Graham, Executive Vice
   President                                119,050                         165,386                       1.77

Jerry L. Rexroad, Executive Vice             28,878 (4)                     164,251                       1.20
   President and Chief Financial
   Officer

Steven J. Sherry, Executive Vice             12,156                          56,538                       0.43
   President

Phillip G. Stalvey, Executive Vice           43,739                         133,096                       1.10
   President


Directors of the Corporation
(Excluding Named Executive Officers)

E. Lawton Benton                            532,791 (5)                           0                       3.34

James C. Benton                              82,094 (6)                       7,320                       0.56

G. David Bishop                             599,809 (7)                       4,392                       3.79

J. Robert Calliham                              165 (8)                           0                       0.00

James T. Clemmons                           338,701 (9)                      18,705                       2.24

James P. Creel                              827,315 (10)                     38,159                       5.42

James H. Dusenbury                           50,503 (11)                     11,712                       0.39

Frank A. Thompson, II                        14,699 (12)                     21,616                       0.23


Executive Officers and
Directors as a Group (13 persons)         2,798,076                         861,785                      21.79



---------------------

(1) Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Corporation's Common Stock if he or she has voting and/or investment power with respect to such security or has a right to acquire, through the exercise of outstanding options or otherwise, beneficial ownership at any time within 60 days from November 30, 2004. The table includes certain shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the named persons possess voting and/or investment power.
(2) Based on 15,935,823 shares of Common Stock of the Corporation outstanding and entitled to vote at the Meeting, plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising options.
(3)  Under  Securities  and  Exchange  Commission  regulations,  the term "Named
     Executive Officer" is defined to include the chief executive officer regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000.
(4) Includes 5,611 shares owned by Jerry L. Rexroad; 19,219 shares owned by Robin E. Rexroad; 4,048 shares in the Coastal Financial 401-K Plan for Jerry L. Rexroad.
(5) Includes 532,785 shares owned by RCEE, Inc. of which Mr. Benton is Vice President; 6 shares owned by Edward Lawton Benton.
(6) Includes 82,044 shares owned by Mr. Benton; 50 shares owned by Emma Ann Lawton Benton. Does not include any shares owned by RCEE, Inc. of which Mr. Benton is no longer President or has any beneficial ownership of these shares of stock.
(7)  Includes 44,616 shares owned by G. David Bishop; 221,933 shares owned by G.
     J. Bishop Trust, G. David Bishop, Trustee; 84,700 shares owned by Mary Ann Bishop; 248,560 shares owned by Bishop Investment Company.
(8)  Includes 165 shares owned by James R. Calliham.
(9) Includes 29,439 shares owned by J. T. Clemmons; 49,333 shares owned by Helen W. Clemmons; 2,665 shares owned by J. T. Clemmons - IRA; 314 shares owned by Helen W. Clemmons - IRA; 256,950 shares owned by Nipaw, LLC.
(10) Includes 594,313 shares owned by Creel Outdoor Advertising, Inc.; 147,117 shares owned by Creel Outdoor Advertising, Inc. Profit Sharing Plan; 33,128 shares owned by Carolyn W. Creel; 990 shares owned by Carolyn W. Creel & James P. Creel, Jr.; 990 shares owned by Carolyn W. Creel & C. Alicia Creel;7,386 shares owned by Carolyn W. Creel, James P. Creel, Jr. & Alicia Creel Bame; 30,014 shares owned by James P. Creel; 728 shares owned by Alicia Creel Bame & Carolyn W. Creel; 12,649 shares owned by Sun Graphics, Inc., Carolyn W. Creel, President.
(11) Includes 21,391 shares owned by James H. Dusenbury; 29,112 shares owned by James H. Dusenbury - IRA
(12) Includes 2,351 shares owned by Frank A. Thompson, II; 8,784 shares owned by Frank A. Thompson, II - SEP; 1,480 shares owned by Frank A. Thompson II - IRA; 2,084 shares owned by Sharon Thompson - IRA.

--------------------------------------------------------------------------------
                       PROPOSAL 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Corporation's Board of Directors consists of nine members. Eight of them are independent directors and one is a member of management. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Two directors will be elected at the meeting to serve for a three-year term, or until their respective successors have been elected and qualified. The nominees are James P. Creel and E. Lawton Benton, each of whom currently is a director of the Corporation and Coastal Federal Bank.

     It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

     James C. Benton's term as a director expires at the meeting. The Nominating Committee has not nominated Mr. Benton for re-election because he has reached the mandatory retirement age established by the Corporation's Bylaws. Mr. Benton will retire from the Board of Directors effective as of the date of the meeting. The board of Directors intends to adopt an amendment to the Bylaws, effective as of the date of the meeting, to reduce the size of the Board to eight members in order to eliminate the vacancy that will be created by Mr. Benton's retirement.

The Board of Directors recommends a vote "FOR" the election of all of the nominees.

     Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each individual's biography is as of September 30, 2004. The indicated period for service as a director includes service as a director of Coastal Federal Bank.

Nominees for Election as Directors

     The directors standing for election are:

     James P. Creel. Mr. Creel is President of Creel Corporation. Age 65. Director since 1990.

     E. Lawton Benton.  Mr. Benton is President of C. L. Benton & Sons, Inc. Age
     44. Director since June 2004.

Directors Continuing in Office

     The following directors have terms ending in 2006.

     G. David Bishop. Mr. Bishop is Managing Director of White Harvest Trading Co., LLC. Age 51. Director since 1991.

     James T. Clemmons. Mr. Clemmons is the retired President of Coastal Federal Bank. Age 66. Director since 1979.

     Frank  A.  Thompson,   II.  Mr.   Thompson  is  the  President  of  Peoples
     Underwriters, Inc. Age 47. Director since 1999.

     The following directors have terms ending in 2007.

     J. Robert Calliham. Mr. Calliham is the President and Chief Executive Officer of Smith, Sapp, Bookhout, Crumpler & Calliham, P.A. Age 51. Director since June 2004.

     James H. Dusenbury. Mr. Dusenbury is a retired attorney/Dusenbury and Clarkson Law Firm. He has been associated with the Bank since 1965 serving in the capacity of general counsel, Director and Advisory Director. Age 69. Director since 1997.

     Michael C. Gerald. Mr. Gerald is the President and Chief Executive Officer of the Corporation and Coastal Federal Bank. Age 55. Director since 1986.

Meetings and Committees of the Board of Directors

     The Boards of Directors of the Corporation and Coastal Federal Bank conduct their business through meetings of the Boards and through their committees. During the fiscal year ended September 30, 2004, the Board of Directors of the Corporation held seventeen (17) meetings and the Board of Directors of Coastal Federal Bank held forty-two (42) meetings.

     The Executive Committee of the Board of Directors,  consisting of Directors
J. Benton, Clemmons, Creel and Gerald, meets as necessary between meetings of the full Board of Directors. The Executive Committee met one (1) time during the fiscal year ended September 30, 2004.

     The Board of Directors of the Company has an Audit Committee, consisting of Directors J. Benton, Bishop, Clemmons, Creel, Dusenbury and Thompson, which is responsible for developing and monitoring the Company's audit program. No current member of the Audit Committee qualifies as an "audit committee financial expert" as defined under the rules of the Securities and Exchange Commission. However, the Board of Directors has identified J. Robert Calliham, who was appointed to the Board in June 2004, as qualified to serve as an "audit committee financial expert" and who satisfies the standards of independence for audit committee members as defined in the listing standards of The Nasdaq Stock Market, Inc. Mr. Calliham has agreed to serve as the "audit committee financial expert" and the Board of Directors intends to appoint him to the Audit Committee and designate him as the "audit committee financial expert" promptly after the meeting. The Audit Committee selects the Corporation's outside auditors and meets with them to discuss the results of the annual audit and any related matters. The Audit Committee also receives and reviews the reports and findings and other information presented to them by Coastal Federal Bank's officers regarding financial reporting policies and practices. The Audit Committee met six (6) times during the fiscal year ended September 30, 2004.

     The Compensation and Benefits Committee, consisting of Directors J. Benton, Clemmons and Creel, is responsible for all matters regarding the Corporation's and Coastal Federal Bank's employee compensation and benefit programs. This committee met one (1) time during the fiscal year ended September 30, 2004.

     Directors J. Benton, Bishop, Clemmons, Creel, Dusenbury, and Thompson act as a nominating committee for selecting the nominees for election as directors. The nominating committee met once in its capacity as the nominating committee during the fiscal year ended September 30, 2004. The Corporation's Bylaws provide for Shareholder nomination of directors. See "Stockholder Proposals and Nominations".

Directors' Compensation

     Members of the Board of Directors of Coastal Federal Bank receive a fee of $12,000 annually, except for the Chairman of the Board, who receives $19,500 annually. Members of the Board of Directors of Coastal Financial receive $2,500 annually. Honorary Directors of Coastal Financial receive $1,000 annually. Non-Associate directors who are members of the Coastal Federal Bank's Loan Committee receive $50 per committee meeting.

     2000 Stock  Option and  Incentive  Plan.  At the 2000 Annual  Meeting,  the
     ---------------------------------------
Corporation's Shareholders approved the 2000 Stock Option Plan. All Directors participate in the 2000 Stock Option Plan. On January 27, 2004, each Director received stock options to purchase 4,392 shares of the Corporation's common stock at an exercise price of $14.38 per share, the market value of common stock on that date. The number of shares and per share amounts have been adjusted for a 10% stock dividend payable on March 24, 2004 and a 10% stock dividend payable on August 27, 2004. The options fully vest on the first anniversary after the date of grant.

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

Summary Compensation Table

     The following information is furnished for the Chief Executive Officer and the four other Named Executive Officers.


============================================================================================================

                                    SUMMARY COMPENSATION TABLE (1)

------------------------------------------------------------------------------------------------------------
                                        Annual Compensation
------------------------------------------------------------------------------------------------------------
                                                                          Long-Term
                                                                         Compensation
                                                                         -----------------------------------
                                                                            Awards
------------------------------------------------------------------------------------------------------------
                                                                                  Securities
     Name and              Year        Salary         Bonus      Other Annual     Underlying      All Other
    Principal                          ($)(1)         ($)(2)     Compensation      Options      Compensation
     Position                                                        ($)(3)          (4)            ($)(5)
------------------------------------------------------------------------------------------------------------
 Michael C. Gerald,        2004        248,000        252,982         18,375         28,770        13,000
 President, Chief          2003        236,250        193,351         19,625         29,354         6,000
Executive Officer          2002        225,000        204,915         19,250         26,832        11,000
    & Director

  Jimmy R. Graham,         2004        144,000        143,615            -0-         19,765        11,632
   Executive Vice          2003        136,500        108,840            -0-         21,230         9,242
     President             2002        130,000        116,217            -0-         18,302        10,834

 Jerry L. Rexroad,         2004        195,000        187,094          4,270         19,765        12,474
   Executive Vice          2003        185,000        140,850          5,900         21,230         8,857
 President & Chief         2002        175,000        148,917          4,750         18,302        10,620
 Financial Officer

 Steven J. Sherry,         2004        152,750        150,732            -0-         19,765        12,133
   Executive Vice          2003        145,000        114,450            -0-         21,230        10,954
     President             2002        139,000        122,757            -0-         18,302         8,915

Phillip G. Stalvey,        2004        181,500        176,114            850         19,765        12,290
   Executive Vice          2003        172,000        132,270          1,700         21,230         8,947
     President             2002        162,500        139,833          1,450         18,302        10,911

============================================================================================================


--------------

(1)  All  compensation,  including fringe benefits,  are paid by Coastal Federal
     Bank.
(2) Reflects bonuses awarded for the fiscal year which were paid in subsequent fiscal year.
(3) Reflects directors' fees received during the fiscal year for service on the Board of Directors of the Corporation and/or its subsidiaries. Does not include perquisites which did not exceed, in the aggregate, the lesser of $50,000 or 10% of salary and bonus.
(4) Reflects adjustments for 10% stock dividends paid on June 24, 2003, September 26, 2003, March 24, 2004, and August 27, 2004.
(5) Consists of employer contributions to the 401k Profit Sharing Plan & Trust of Coastal Financial.

Option Grants Table

     The following table sets forth the stock options granted under the 2000 Stock Option Plan to the individuals named in the Summary Compensation Table during the fiscal year ended September 30, 2004. Also listed are the hypothetical gains or "options spreads" that would exist for the respective options. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term.


===========================================================================================================
                               INDIVIDUAL GRANTS
------------------------------------------------------------------------------
                                                                               Potential Realizable Value
                                                                                 at Assumed Annual Rates
                         Number of  Percentage of                              of Stock Price Appreciation
                        Securities      Total                                      For Option Term (2)
                        Underlying     Options
                          Options    Granted to    Exercise or
                                                                              -----------------------------
                        Granted (1)  Associates    Base Price
                                      In Fiscal     Per Share    Expiration
         Name               (#)         Year       ($/Sh) (1)       Date         5% ($)        10% ($)

-----------------------------------------------------------------------------------------------------------

Michael C. Gerald         24,378        8.21          13.86         2013        212,519        538,587
                           4,392        1.48          14.38         2014         39,726        100,679

Jimmy R. Graham           19,765        6.66          13.86         2013        172,305        436,671

Jerry L. Rexroad          19,765        6.66          13.86         2013        172,305        436,671

Phillip G. Stalvey        19,765        6.66          13.86         2013        172,305        436,671

Steven J. Sherry          19,765        6.66          13.86         2013        172,305        436,671

===========================================================================================================


(1) Options granted and price per share have been adjusted for 10% stock dividends paid on March 24, 2004 and August 27, 2004. These options are subject to a term of ten years with a vesting schedule of 20% per year over a five-year period beginning November 24, 2004, except for Mr. Gerald's grant of 4,392 options; which has a ten year term with a vesting schedule of 100% after one year beginning January 27, 2005.
(2) These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises depend on the future performance of Coastal Financial's common stock. There can be no assurance that the amounts reflected in this table will be achieved.

Option Exercise And Fiscal Year End Option Value Table

     The following table shows stock option exercises by the individuals named in the Summary Compensation Table during the fiscal year ended September 30, 2004. In addition, this table includes the number of shares covered by both exercisable and non-exercisable options as of September 30, 2004. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise price of any such existing options and the year-end price of Coastal Financial's common stock.


============================================================================================================
                      AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
------------------------------------------------------------------------------------------------------------
                                                                                         Dollar Value of
                                                                 Number of                 Unexercised
                                                                Unexercised               In-the-Money
                           Number of                             Options at                Options at
                             Shares                                FY-End                    FY-End
                            Acquired          Dollar
                               on             Value             Exercisable/              Exercisable/
      Name                  Exercise         Realized          Unexercisable              Unexercisable
------------------------------------------------------------------------------------------------------------

Michael C. Gerald            29,186          400,067           197,713/78,258         1,656,826/367,929

Jimmy R. Graham              17,673          226,895           154,899/61,818         1,360,929/317,751

Jerry L. Rexroad             37,472          487,516           147,824/61,818         1,248,000/317,751

Phillip G. Stalvey           21,374          243,884           112,607/61,818           894,915/317,751

Steven J. Sherry              9,300           80,054            36,053/61,818           240,806/317,733

============================================================================================================

Employment Agreements

     Coastal Federal Bank and the Corporation entered into employment agreements with Messrs. Gerald, Graham, Rexroad, Sherry and Stalvey effective as of December 3, 2004. The agreements with Messrs. Gerald, Rexroad and Stalvey have a term of three years and the agreements with Messrs. Graham and Sherry have a one-year term. The agreements are renewed automatically on a daily basis for an additional day beyond their current expiration dates, unless one of the parties gives at least sixty days' notice of non-renewal. The agreements provide for annual base salaries of $260,400 for Mr. Gerald, $151,200 for Mr. Graham, $204,750 for Mr. Rexroad, $160,387 for Mr. Sherry, and $190,575 for Mr. Stalvey.

     The agreements address certain payments to be made upon an executive's death, disability, retirement, voluntary termination or termination with just cause (as defined in the agreement). Upon an executive's death, his estate receives any compensation due him through the last day of the calendar month of his death. If the executive becomes disabled for more than one hundred eighty days, he will continue to receive seventy-five percent of his monthly base salary through the earliest of the date of his death, his sixty-fifth birthday or the third anniversary of his termination date (first anniversary of termination for Messrs. Graham and Sherry). Upon retirement or other voluntary termination of employment, the executive receives any compensation and vested employee benefits payable through his termination date. If the Corporation or Coastal Federal Bank terminates the executive's employment for just cause, the executive receives no further compensation or benefits following his termination date.

     The executives also receive payments upon a termination by the Corporation or Coastal Federal Bank without just cause or upon a voluntary termination without good reason. Good reason, as defined under the agreement, includes the following: a material reduction in responsibility or authority or a change in reporting relationship; assignment of duties inconsistent with the executive's skills and experience; a reduction in salary or benefits (other than a general reduction affecting all benefit plan participants) or, following a change in control, a reduction in salary or benefits from those provided prior to the change in control; a termination of incentive and benefit plans resulting in a material reduction in their aggregate value to the executive or the required relocation of the executive's principal business office or place of residence by more than 35 miles from their current locations. Good reason for termination also includes a voluntary termination of employment for any reason during the period beginning three months prior to a change in control and ending twelve months after a change in control. Upon termination without just cause or with good reason, the executive receives base salary and cash bonus, continued employer contributions under employee benefit plans and health and welfare benefits for the remaining term of the agreement.

     The executives receive a change in control benefit under their agreements if they are terminated without just cause or voluntarily terminate employment with good reason during the period beginning three months prior to a change in control and ending twelve months after a change in control. The change in control benefit equals three times (one times in the case of Messrs. Graham and Sherry) the sum of the executive's current base salary and his highest cash bonus paid or accrued during the three fiscal years preceding the change in control. The executives also receive continued employer contributions to employee benefit plans and continued health and welfare coverage for a period of thirty-six months (twelve months in the case of Messrs. Graham and Sherry) following termination of employment in connection with a change in control.

     The Corporation and Coastal Federal Bank have agreed to provide a tax "gross-up" payment to indemnify the executives in the event any change in control payments they receive under the agreements are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code on excess parachute payments, as determined pursuant to Section 280G of the Internal Revenue Code. The Corporation and Coastal Federal Bank have also agreed to provide standard legal indemnification and liability insurance, in accordance with applicable laws and regulations.

     For a period of one year following a termination of employment without just cause or with good reason in the ordinary course of business, the executives agree not to serve as officers, directors or employees of competing financial institutions or interfere with the Corporation's or Coastal Federal Bank's existing employment relationships.

     Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following Report of the Compensation and Benefits Committee, the Stock Performance Graph and the Audit Committee Report shall not be incorporated by reference into any such filings.

     Report of the Compensation and Benefits Committee. The Compensation and Benefits Committee of the Board of Directors of the Corporation is responsible for establishing, implementing and monitoring all compensation policies of the Corporation and its primary operating subsidiary, Coastal Federal Bank. The Committee is also responsible for evaluating the performance of the Chief
Executive Officer of the Corporation and recommending appropriate compensation levels. The Chief Executive Officer evaluates the performance of executive officers of the Corporation and recommends individual compensation levels to the Compensation and Benefits Committee.

     The Compensation and Benefits Committee believes that a compensation plan for executive offices, including the Chief Executive Officer, should take into account management skills, long-term performance results and Shareholder returns. Compensation policies must be maintained to promote: 1) the attraction and retention of highly qualified executives; 2) motivation of executives that is related to the performance of the individual and the Corporation; 3) current and long-term performance; and 4) a financial interest in the success of the Corporation similar to the interest of its Shareholders.

     The Corporation's current compensation plan involves a combination of salary and bonus to reward short-term performance and grants of stock options to encourage long-term performance. The salary levels of the executive officers, including the Chief Executive Officer, are designed to be competitive within the financial services industry. Compensation surveys are utilized to determine appropriate salary adjustments.

     A 401(k) plan, in which all executive officers, including the Chief Executive Officer, and Associates of Coastal Financial may participate, has been designed to align their interest with those of the Shareholders of the Corporation. Matching contributions to the 401(k) plan are paid based upon the attainment of established levels of Corporation's return on average Shareholders' equity.

     The Corporation's Executive Bonus Plan, which includes the Chief Executive Officer, provides for the payment of a bonus on a graduated scale if the Corporation's consolidated return on average equity, excluding accumulated unrealized gains or losses on the securities portfolio, equals or exceeds 14%. Non-recurring items and non-operational items, such as gain (losses) on investments securities and early prepayment penalties on Federal Home Loan Bank advances, as determined by the Corporation's Board of Directors, are excluded from net income in computing the Corporation's return on average Shareholders' equity ("Return on Equity"). The Corporation's Return on Equity, adjusted as discussed above, in fiscal 2004 was 20.38%. This compares to a Return on Equity, adjusted as discussed above, in fiscal 2003 of 19.45%. The Executive Bonus Plan, escalates upon the attainment of higher levels of Return on Equity.

     Stock options are the Corporation's primary long-term compensation program designed to reward the Chief Executive Officer and executives performance consistent with performance that benefits Shareholders. Awards of stock options are intended to provide the Chief Executive Officer and other executives with increased motivation and incentive to exert their best effort on behalf of the Corporation by enlarging their personal stake in its success through the opportunity to increase their stock ownership in the Corporation. Options issued to the Chief Executive Officer and other executives are at a price equal to the closing price of the Corporation's stock on the date of grant in order to ensure that any value derived from the grant is realized by Shareholders generally. The amount of options granted to the Chief Executive Officer and to each other Executive Officer is based upon the Corporation's performance, the Officer's performance and relative responsibilities within the Corporation. Options generally vest over a period of five years.

     Compensation of the Chief Executive Officer. During the fiscal year ended September 30, 2004, the base compensation of Michael C. Gerald, President and Chief Executive Officer of the Corporation, was $248,000. In addition, he received a performance bonus, based on the above referenced criteria, of $252,982 and other compensation totaling $17,000 as set forth in the Summary Compensation Table appearing earlier in this proxy statement. This resulted in total compensation of $517,982. In addition, Mr. Gerald received 28,770 stock options during the fiscal year ended September 30, 2004. The Compensation and Benefits Committee believes that Mr. Gerald's compensation is appropriate based upon his performance in managing the Corporation and the Corporation's financial performance during the 2004 fiscal year.


The Compensation and           James C. Benton         J. T. Clemmons
---------------------
Benefits Committee             James P. Creel
------------------

     Compensation Committee Interlocks and Insider Participation. There are no interlocks or insider participation with respect to the Compensation and Benefits Committee of the Board of Directors of the Corporation.

Performance Graph. The following graph compares the Corporation's cumulative Shareholder return on its common stock with the return on the Nasdaq Composite Index and a peer group, the Nasdaq Bank Index. All cumulative returns assume the investment of $100 in each of the Corporation's Shares common stock, the Nasdaq Bank Index and the Nasdaq Composite Index on September 30, 1999.


----------------------------------------------------------------------------------------------
                                 PERFORMANCE COMPARISON DATA
                                FIVE YEARS ENDED 09/30/2004
----------------------------------------------------------------------------------------------

                      9/30/1999    9/30/2000   9/30/2001    9/30/2002   9/30/2003    9/30/2004
                      ---------    ---------   ---------    ---------   ---------    ---------
Corporation             100.00        64.04      122.31       168.28      210.56       263.29
NASDAQ Bank Index       100.00       106.18      116.89       123.05      153.29       180.98
NASDAQ Composite Index  100.00       133.05       54.37        42.83       65.25        69.32

----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

--------------------------------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's executive officers and directors, and persons who own more than 10% of any registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Securities Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Corporation with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of the reports it has received and written representation provided to the Corporation from the individuals required to file the reports, the Corporation believes that each of the Corporation's executive officers and directors has complied with applicable reporting requirements for transactions in Coastal Financial common stock during the fiscal year ended September 30, 2004, except as follows: Executive officer Jerry
L. Rexroad did not timely file a report for the sale of 3,000 shares that occurred during November 2003. This sale was subsequently reported in December 2003. Directors E. Lawton Benton and J. Robert Calliham did not timely file a report for beneficial ownership upon becoming Directors in June 2004. These ownerships were subsequently reported in June 2004. Also, Directors James C. Benton, G. David Bishop, James T. Clemmons, James P. Creel, James H. Dusenbury, Michael C. Gerald and Frank A. Thompson, II did not timely file a report for a grant of 3,630 stock options each that occurred during January 2004. These grants were subsequently reported in February 2004.

--------------------------------------------------------------------------------

                          TRANSACTIONS WITH MANAGEMENT

--------------------------------------------------------------------------------

     The Sarbanes-Oxley Act of 2002 generally prohibits loans by Coastal Federal Bank to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by Coastal Federal Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. Coastal Federal Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

--------------------------------------------------------------------------------

                             AUDIT COMMITTEE REPORT

--------------------------------------------------------------------------------

     The Audit Committee of the Corporation's Board of Directors is comprised of six directors and operates under a written charter adopted by the Board of Directors. The Board of Directors has determined that each Audit Committee member is independent in accordance with the listing standards of the Nasdaq Stock Market, Inc.

     The Corporation's management is responsible for the Corporation's internal control over financial reporting. The independent auditors are responsible for performing an independent audit of the Corporation's consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principals. The Audit Committee oversees the Corporation's internal control over financial reporting on behalf of the Board of Directors.

     In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management has represented to the Audit Committee that the Corporation's consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee has discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

     In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent auditors their independence from the Corporation and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

     The Audit Committee discussed with the Corporation's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Corporation's internal control over financial reporting, and the overall quality of the Corporation's financial reporting process.

     In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Corporation's management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Corporation's financial statements to generally accepted accounting principles.

The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Corporation's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Corporation's financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Corporation's independent auditors are in fact "independent."

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the Corporation's audited consolidated financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended September 30, 2004 for filing with the Securities and Exchange Commission. The Audit Committee has appointed the selection of KPMG LLP as the Corporation's independent auditors for the fiscal year ending September 30, 2005.

     Members of the Audit Committee:

     James H. Dusenbury - Chairman
     James C. Benton
     G. David Bishop
     J.T. Clemmons
     James P. Creel
     Frank A. Thompson II


--------------------------------------------------------------------------------

                            AUDITING AND RELATED FEES

--------------------------------------------------------------------------------

Independent Auditors

     KPMG LLP was the Corporation's independent auditor for the year 2004 fiscal year. The Audit Committee has appointed KPMG LLP to be the Corporation's independent auditor for the 2005 fiscal year. A representative of KPMG LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

Audit Fees

     The following table sets forth the fees billed to the Company for the fiscal years ended September 30, 2004 and 2003 by KPMG LLP:

                                     2004           2003
                                     ----           ----

     Audit fees (1)                $92,000        $86,500
     Audit related fees (2)         27,500         13,000

     Tax fees                       32,875         29,000
     All other fees                    -0-            -0-

     (1) Audit fees consisted primarily of audit of the Company's annual financial statements of Coastal Financial Corporation and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q.
     (2) Audit related fees consisted of fees related to FDICIA and a S-8 filing in 2004 and FDICIA 2003.

     The Audit Committee believes that the provision of non-audit services by KPMG LLP is compatible with maintaining KPMG LLP's independence.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

     The Audit Committee is responsible for appointing and overseeing the work of the independent auditors and setting the independent auditors' compensation. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent auditors. This approval process ensures that the external auditor does not provide any non-audit services to the Corporation that are prohibited by law or regulation.

--------------------------------------------------------------------------------

              NOMINATING/CORPORATE GOVERNANCE COMMITTEE PROCEDURES

--------------------------------------------------------------------------------

General

     It is the policy of the Nominating/Corporate Governance Committee of the Board of Directors of the Corporation to consider director candidates recommended by Shareholders who appear to be qualified to serve on the Corporation's Board of Directors. The Nominating/Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating/Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating/Corporate Governance Committee's resources, the Nominating/Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below. The Nominating/Corporate Governance Committee acts under a written charter adopted by the Board of Directors on June 1, 2004, a copy of which is attached as Appendix A.

Procedures To Be Followed By Shareholders

     To submit a recommendation of a director candidate to the Nominating/Corporate Governance Committee, a Shareholder should submit the following information in writing, addressed to the Chairman of the Nominating/Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Corporation:

     1.   The name of the person recommended as a director candidate;

     2. All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

     3. The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

     4. As to the shareholder making the recommendation, the name and address, as they appear on the Corporation's books, of such shareholder; provided, however, that if the shareholder is not a registered holder of the Corporation's common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company's common stock; and

     5. A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

     In order for a director candidate to be considered for nomination at the company's annual meeting of shareholder, the recommendation must be received by the Nominating/Corporate Governance Committee at least 120 calendars days prior to the date the Company's proxy statement was released to shareholders in connection with the previous year's annual meeting, advanced by one year.

Minimum Qualifications

     The Nominating/Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet any qualification requirements set forth in any Board or committee governing documents.

     The Nominating/Corporate Governance Committee will consider the following criteria in selecting nominees; financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Corporation and its Shareholders; independence; and any other relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

     In addition prior to nominating an existing director for re-election to the Board of Directors, the Nominating/Corporate Governance Committee will consider and review an existing director's Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Process For Identifying and Evaluating Nominees

     The process that the Nominating/Corporate Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

     Identification. For purposes of identifying nominees for the Board of Directors, the Nominating/Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as their knowledge of members of the communities served by Coastal Financial. The Nominating/Corporate Governance committee also will consider director candidates recommended by shareholders in accordance with the policy and procedures set forth above. The Nominating/Corporate Governance Committee has not previously used an independent search firm to identify nominees.

     Evaluation. In evaluating potential nominees, the Nominating/Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set for the above. In addition, the Nominating/Corporate Governance Committee will conduct a check of the individual's background and interview the candidate.


--------------------------------------------------------------------------------

     BOARD POLICIES REGARDING SHAREHOLDER COMMUNICATIONS AND ATTENDANCE AT
                                ANNUAL MEETINGS

--------------------------------------------------------------------------------

     The Corporation encourages shareholder communications to the Board of Directors and/or individual directors. Shareholders who wish to communicate with the Board of Directors or an individual director should send their communication to the care of Susan J. Cooke, Corporate Secretary, Coastal Financial Corporation, 2619 Oak Street, Myrtle Beach, South Carolina 29577. Communications regarding financial or accounting policies should be sent to the attention of the Chairman of the Audit Committee. All other communications should be sent to the attention of the Chairman of the Nominating/Corporate Governance Committee.

     Directors are expected to prepare themselves for and to attend all Board meeting, the Annual Meeting of Shareholders and the meetings of the committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. All of the Corporation's directors attended the Corporation's 2004 Annual Meeting of Shareholders.

--------------------------------------------------------------------------------

                     SHAREHOLDER PROPOSALS AND NOMINATIONS

--------------------------------------------------------------------------------

     Proposals that Shareholders seek to have included in the proxy statement for the Corporation's next annual meeting must be received by the Corporation no later than August 20, 2005. Any such proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

     The Company's Bylaws provide that in order for a Shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nominations and/or proposals to the Corporate Secretary not less than 30 nor more than 60 days prior to the date of the annual meeting; provided that if less than 40 days' notice of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to Shareholders. A copy of the Bylaws may be obtained from the Corporation.

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                                  MISCELLANEOUS

--------------------------------------------------------------------------------

     The Corporation will pay the cost of this proxy solicitation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Coastal Financial common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

     The Corporation's Annual Report to Shareholders has been mailed to shareholders of record as of the close of business on November 30, 2004. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Corporation. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

     A copy of the Corporation's Form 10-K, without exhibits, for the fiscal year ended September 30, 2004, as filed with the Securities and Exchange Commission, will be furnished without charge to Shareholders of record as of the close of business on November 30, 2004 upon written request to the Corporate Secretary, Coastal Financial Corporation, Myrtle Beach, South Carolina 29577.


                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    Susan J. Cooke
                                    Corporate Secretary


     Myrtle Beach, South Carolina
     December 17, 2004

     Appendix A

                    NOMINATING/CORPORATE GOVERNANCE COMMITTEE

                          COASTAL FINANCIAL CORPORATION
                          -----------------------------

                                     CHARTER
                                     -------

I.   PURPOSE

     The primary objectives of the Nominating/Corporate Governance Committee (the Committee) of Coastal Financial Corporation (the Corporation) are to: (A) identify individuals qualified to become Board members, (B) recommend to the Board of Directors and/or Shareholders nominees for election to the Board for the next annual meeting of Shareholders and (C) develop and recommend to the Board a set of corporate governance principles applicable to the Corporation. The Committee will take particular care to ensure that the nomination process is performed in accordance with the Corporation's Bylaws.

II.  COMPOSITION

     The Committee will consist of at least three directors, each of whom shall be independent as determined under applicable regulatory requirements, including Nasdaq's qualitative listing requirements. Committee members shall be elected by the Board at the annual organizational meeting of the Board of Directors. Members shall serve until their successors are appointed. The Committee's Chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a Chairperson by vote of a majority of the full Committee. The Committee may form and delegate authority to subcommittees when appropriate.

III. MEETINGS

     The Committee shall meet at least annually, or more frequently as circumstances dictate. The Committee Chairperson will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The Chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting.

IV.  RESPONSIBILITIES AND DUTIES

     The principal responsibilities of the Committee are to recommend to the Board of Directors:

     o    The  slate  of  nominees  for   directorship  to  be  elected  by  the
          Shareholders (as well as any directors to be elected by the Board of Directors to fill vacancies).

     o The directors to be selected for membership on the various board committees. The Committee will also recommend the appointment of directors as chairs of board committees, particularly committees that perform oversight functions, such as the Audit Committee, the Human Resources/Compensation Committee, and the Nominating/Corporate Governance Committee.

     o    The annual election of Leadership.

     o The termination of board service for any director not meeting the standards established by the Board.

     o To develop and recommend to the Board of Directors a corporate governance policy applicable to the Company.

Other responsibilities of the Committee:

     o    To ensure independent director control.

     o    To establish evaluation processes and goals.

     o    To review regularly the evaluation process.

     o    To ensure candor, confidentiality and trust.

     o    To evaluate the Board's effectiveness on an annual basis.

     o    To access individual director contributions on an annual basis.

     In structuring a search for a new director, the Committee will evaluate the composition of the present Board of Directors, its strengths and weaknesses, and the kinds of individual backgrounds and expertise that will be most beneficial to the Board. The committee will consider the present size of the Corporations, the stage of the Corporation's growth, its financial condition, the markets, competition, and technological change. Focusing on the attributes of each member of the current Board, the Committee will search for candidates, who meet substantially all the following requisite requirements:

     1.)  Personal characteristics
          a.)  Integrity and accountability
          b.)  Informed judgment
          c.)  Financial literacy
          d.)  Mature confidence
          e.)  High performance standards

     2.)  Core competencies:
          a.)  Accounting and finance
          b.)  Business judgment
          c.)  Management
          d.)  Crisis response
          e.)  Industry knowledge
          f.)  Regional markets
          g.)  Leadership
          h.)  Strategy/vision

     3.)  Director commitment:
          a.)  Time and effort
          b.)  Awareness and ongoing education
          c.)  Other board commitments
          d.)  Stock ownership
          e.) Changes in professional responsibilities f.) Length of service

     4.)  Team and company considerations:
          a.)  Balancing director contributions
          b.)  Diversity
          c.)  Company status

V.   EVALUATION

     Annually, the Committee shall conduct a performance evaluation and review and reassess the adequacy of this charter and recommend any proposed changes to the Board for approval.

VI.  COMMITTEE RESOURCES

     The Committee shall have the authority to obtain advice and seek assistance from internal or external legal or other advisors. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm's fees and other retention terms.

[X]PLEASE MARK VOTES             REVOCABLE PROXY
   AS IN THIS EXAMPLE    COASTAL FINANCIAL CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 25, 2005

     The undersigned hereby appoints the official proxy committee, consisting of all of the members of the Board of Directors of Coastal Financial Corporation, Myrtle Beach, South Carolina, with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of Coastal Financial Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at the Ocean Reef Resort (the former Myrtle Beach Martinique Resort Hotel), 7100 N. Ocean Boulevard, Myrtle Beach, South Carolina, on Tuesday, January 25, 2005, at 2:00 p.m., Eastern Standard Time, and at any and all adjournments thereof, as indicated to the right:

                                                                 With-   For All
                                                        For      hold     Except
1.   The  election  as  directors  of  all              [_]       [_]       [_]
     nominees  listed (except as marked to
     the contrary below):

     For a Three Year Term: James P. Creel, E. Lawton Benton

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSAL.

     THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THE OFFICIAL PROXY COMMITTEE IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE OFFICIAL PROXY COMMITTEE TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE 2005 ANNUAL MEETING.

                                                      --------------------------
    Please be sure to sign below and                  |  Date
    date this Proxy in the box provided.              |
--------------------------------------------------------------------------------


----Shareholder sign above-------------------Co-holder (if any) sign above------


--------------------------------------------------------------------------------
   Detach above card, sign, date and mail in postate paid envelope provided.

                         COASTAL FINANCIAL CORPORATION

--------------------------------------------------------------------------------
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
     Should the above signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the Shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.
     The above signed acknowledges receipt from the Corporation, prior to the execution of this proxy, of a notice of the Annual Meeting, a proxy statement dated December 10, 2004 and the 2004 Annual Report to Shareholders.
     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required.

                               PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


-----------------------------

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